UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2013

LONE PINE RESOURCES INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-35191	27-3779606
(Commission File Number)	(IRS Employer Identification No.)

Suite 1100, 640-5 Avenue SW, Calgary, Alberta, Canada	T2P 3G4
(Address of principal executive offices)	(Zip Code)

403.292.8000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                      Entry into a Material Definitive Agreement.

As previously disclosed, on September 25, 2013, Lone Pine Resources Inc. (“Lone Pine”) and its subsidiaries, including Lone Pine Resources Canada Ltd. (“LPR Canada”), commenced proceedings in the Court of Queen’s Bench of Alberta (the “CCAA Court”) under the Companies’ Creditors Arrangement Act (“CCAA”) and ancillary proceedings under Chapter 15 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (collectively, the “Creditor Protection Proceedings”).

Sixth Amendment to Credit Agreement

In connection with the Creditor Protection Proceedings, on December 6, 2013, Lone Pine, as parent guarantor, and LPR Canada, as borrower, entered into the Sixth Amendment (the “Amendment to the Credit Agreement”) to the Credit Agreement dated as of March 18, 2011, by and among Lone Pine, LPR Canada, JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent and the other agents and lenders party thereto (the “Existing Lenders”) (as amended, the “Credit Agreement”). The Credit Agreement was amended pursuant to the provisions of the Amendment to the Credit Agreement as follows: (1) the Existing Lenders consented to the Loan Parties (as defined in the Credit Agreement) (a) entering into certain hedging arrangements (the “Required Hedging Arrangements”) with the New Hedge Providers (as defined in the Amendment to the Credit Agreement) and (b) granting certain liens (the “Hedging Liens”) to the New Hedge Providers to facilitate the Required Hedging Arrangements; (2) the Existing Lenders agreed that the Hedging Liens will rank pari passu with the Obligations (as defined in the Credit Agreement) up to the first Cdn$15,000,000 of obligations owing by the Loan Parties under the Required Hedging Arrangements; (3) the Loan Parties agreed, subject to the CCAA Court approving the Required Hedging Arrangements, to enter into certain minimum hedges with respect to approximately 75% of Lone Pine’s currently estimated corporate production on an annual basis over the next three years (the “Required Hedges”) by no later than January 15, 2014; (4) Lone Pine and LPR Canada agreed to pay to the Administrative Agent, for the account of the Existing Lenders, all payments from the New Hedge Providers received in connection with the Required Hedges, and the Administrative Agent agreed to apply such payments to the obligations under the Amendment to the Credit Agreement; (5) LPR Canada and Lone Pine agreed to ensure that the Required Hedges contain a provision that they will automatically terminate on the earlier of (a) the date of the cancellation of the commitment letter that Lone Pine entered into on November 11, 2013 with a syndicate of lenders to provide for a new senior secured credit facility to be effective upon completion of Lone Pine’s proposed restructuring under the CCAA (the “Commitment Letter”); and (b) February 15, 2014, if a plan of compromise and arrangement has not been sanctioned by the CCAA Court  by such date; (6) LPR Canada paid an upfront fee of Cdn$100,000 to the Administrative Agent on behalf of the Existing Lenders and the DIP Lenders in connection with the Amendment to the Credit Agreement and the Amendment to the DIP Credit Agreement (as defined below); and (7) the parties made other immaterial amendments to the Credit Agreement.

The operative provisions of the Amendment to the Credit Agreement became effective on December 3, 2013. A copy of the Amendment to the Credit Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference. The foregoing summary description of the Amendment to the Credit Agreement is qualified in its entirety by reference to the Amendment to the Credit Agreement filed as Exhibit 10.1.

First Amendment to DIP Credit Agreement

As previously disclosed, on October 24, 2013, in connection with the Creditor Protection Proceedings, Lone Pine and LPR Canada entered into a Credit Agreement (the “DIP Credit Agreement”) with the lenders party thereto (the “DIP Lenders”) and JPMorgan Chase Bank, N.A., Toronto Branch, as administrative agent (the “DIP Agent”).  Certain of the Existing Lenders are DIP Lenders, and the DIP Agent serves as administrative agent, under the Credit Agreement.  On December 6, 2013, in connection with the Creditor Protection Proceedings and the Amendment to the Credit Agreement, Lone Pine and LPR Canada entered into an amendment to the DIP Credit Agreement with the DIP Lenders and the DIP Agent (the “Amendment to the DIP Credit Agreement”).  The DIP Credit Agreement was amended pursuant to the provisions of the Amendment to the DIP Credit Agreement as follows: (1) the DIP Lenders consented to the Loan Parties (as defined in the DIP Credit Agreement) (a) entering into the Required Hedging Arrangements with the New Hedge Providers and (b) granting the Hedging Liens to the New Hedge Providers to facilitate the Required Hedging Arrangements; (2) the Loan Parties agreed, subject to the CCAA Court approving the Required Hedging Arrangements, to enter into certain Required Hedges by no later than January 15, 2014; (3) LPR Canada and Lone Pine agreed to ensure that the Required Hedges contain a provision that they will automatically terminate on the earlier of (a) the date of the cancellation of the Commitment Letter; and (b)

February 15, 2014, if a plan of compromise and arrangement has not been sanctioned by the CCAA Court by such date; (4) the deadline by which LPR Canada and Lone Pine must achieve the sanctioning by the CCAA Court of a plan of compromise and arrangement was changed from December 31, 2013 to January 31, 2014; (5) LPR Canada paid an upfront fee of Cdn$100,000 to the DIP Agent on behalf of the Existing Lenders and the DIP Lenders in connection with the Amendment to the Credit Agreement and the Amendment to the DIP Credit Agreement; and (6) the parties made other immaterial amendments to the DIP Credit Agreement.

The operative provisions of the Amendment to the DIP Credit Agreement became effective on December 3, 2013. A copy of the Amendment to the DIP Credit Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference. The foregoing summary description of the Amendment to the DIP Credit Agreement is qualified in its entirety by reference to the Amendment to the DIP Credit Agreement filed as Exhibit 10.2.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information in this Current Report on Form 8-K may constitute “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control. All statements regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. The words “could,” “believe,” “anticipate,” “intend,” “plan,” “estimate,” “expect,” “may,” “continue,” “predict,” “potential,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements may include statements with respect to, among other things:

•                  estimates of our oil and natural gas reserves;

•                  estimates of our future oil, natural gas and NGL production, including estimates of any increases or decreases in our production;

•                  estimates of future capital expenditures;

•                  estimates of our average global market capitalization;

•                  our future financial condition and results of operations;

•                  our future revenues, cash flows and expenses;

•                  our plans to dispose of non-core assets;

•                  our plans to restructure and refinance our senior notes and the indebtedness outstanding under our existing secured credit facility and otherwise complete a comprehensive restructuring;

•                  our plans to complete a new replacement senior secured credit facility;

•                  our obligations with respect to the Required Hedges and related matters;

•                  our plans and expectations with respect to the operation of our business and ability to satisfy our obligations and payables during the restructuring;

•                  our plans and expectations with respect to the Creditor Protection Proceedings generally, including the anticipated timing thereof;

•                  our access to capital and expectations with respect to liquidity, capital resources and our ability to continue as a going concern;

•                  our future business strategy and other plans and objectives for future operations;

•                  our future development opportunities and production mix;

•                  our outlook on oil, natural gas and NGL prices;

•                  the amount, nature and timing of future capital expenditures, including future development costs;

•                  our ability to access the capital markets to fund capital and other expenditures;

•                  our assessment of our counterparty risk and the ability of our counterparties to perform their future obligations;

•                  the impact of federal, provincial, territorial and local political, legislative, regulatory and environmental developments in Canada, where we conduct business operations, and in the United States; and

•                  our estimates of additional costs and expenses we may incur as a separate stand-alone company.

We believe the expectations and forecasts reflected in our forward-looking statements are reasonable, but we can give no assurance that they will prove to be correct. We caution you that these forward-looking statements can be affected by inaccurate assumptions and are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the exploration for and development, production and sale of oil and natural gas. When considering forward-looking statements, you should keep in mind the assumptions, risk factors and other cautionary statements described in our Annual Report on Form 10-K , Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These assumptions and risks include, among other things:

•                  the volatility of oil, natural gas and NGL prices, and the related differentials between realized prices and benchmark prices;

•                  a continuation of depressed natural gas prices;

•                  the availability of capital on economic terms to fund our significant capital expenditures and acquisitions;

•                  our ability to obtain adequate financing to pursue other business opportunities;

•                  our level of indebtedness and the acceleration of such indebtedness;

•                  our ability to complete a strategic restructuring and refinancing transaction or alternative transaction, including associated risks such as (i) our ability to negotiate and execute definitive documentation with respect to the restructuring (including our ability to complete a new replacement senior secured credit facility) and obtain court approval thereof, (ii) our ability to prosecute, develop and consummate one or more plans of compromise and arrangement with respect to the proceedings, (iii) the effects of the proceedings on us and the interests of various creditors, equity holders and other constituents, (iv) court rulings and the outcomes of the proceedings in general, (v) the length of time we will operate under the proceedings; (vi) risks associated with third party motions in the proceedings, which may interfere with our ability to develop or consummate one or more plans of compromise and arrangement, (vii) the potential adverse effects of the proceedings on our liquidity or results of operations, (viii) our ability to execute our business and restructuring plan, (ix) increased legal and other costs related to the proceedings, (x) our ability to maintain contracts that are critical to our operation and to obtain and maintain normal terms and relationships with our suppliers, other service providers, customers, employees, stockholders and other third parties, and (xi) our ability to retain key executives, managers and employees;

•                  our ability to meet our obligations with respect to the Required Hedges and related matters;

•                  our ability to generate sufficient cash flow from operations or obtain adequate financing to fund our capital expenditures and meet working capital needs and our ability to continue as a going concern during the restructuring;

•                  the volatility of our stock price;

•                  our ability to replace and sustain production;

•                  a lack of available drilling and production equipment, and related services and labor;

•                  increases in costs of drilling, completion and production equipment and related services and labor;

•                  unsuccessful exploration and development drilling activities;

•                  regulatory and environmental risks associated with exploration, drilling and production activities;

•                  declines in the value of our oil and natural gas properties, resulting in ceiling test write-downs;

•                  the adverse effects of changes in applicable tax, environmental and other regulatory legislation;

•                  a deterioration in the demand for our products;

•                  the risks and uncertainties inherent in estimating proved oil and natural gas reserves and in projecting future rates of production and the timing of expenditures;

•                  the risks of conducting exploratory drilling operations in new or emerging plays;

•                  intense competition with companies with greater access to capital and staffing resources;

•                  the risks of conducting operations in Canada and the impact of pricing differentials, fluctuations in foreign currency exchange rates and political developments on the financial results of our operations; and

•                  the uncertainty related to the pending litigation against us.

Should one or more of the risks or uncertainties described above or elsewhere in this Current Report on Form 8-K occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements.  For additional information regarding known material factors that could cause our actual results to differ from our projected results, please see our filings with the

U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report, and we undertake no obligation to update this information to reflect events or circumstances after the filing of this Current Report with the U.S. Securities and Exchange Commission, except as required by law. All forward-looking statements, expressed or implied, included in this Current Report are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that we may make or persons acting on our behalf may issue.

Item 9.01.                      Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
10.1

Sixth Amendment, dated as of December 3, 2013, to the Credit Agreement, dated as of March 18, 2011, among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent.

10.2

First Amendment, dated as of December 3, 2013, to the Credit Agreement, dated as of October 24, 2013, among Lone Pine Resources Inc., Lone Pine Resources Canada Ltd., the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONE PINE RESOURCES INC.
(Registrant)

Dated:	December 12, 2013	By:	/s/ Charles R. Kraus
Charles R. Kraus
Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1

Sixth Amendment, dated as of December 3, 2013, to the Credit Agreement, dated as of March 18, 2011, among Lone Pine Resources Inc., as parent, Lone Pine Resources Canada Ltd., as borrower, each of the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch as Administrative Agent.

10.2

First Amendment, dated as of December 3, 2013, to the Credit Agreement, dated as of October 24, 2013, among Lone Pine Resources Inc., Lone Pine Resources Canada Ltd., the lenders party thereto and JPMorgan Chase Bank, N.A., Toronto Branch, as Administrative Agent.